                                                  (RIVERSOURCE INVESTMENTS LOGO)

                     PROSPECTUS SUPPLEMENT -- JUNE 24, 2009*

RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND (5/29/09)                 S-6301-99 M

On June 11, 2009, the Fund's Board of Directors approved in principle the merger of RiverSource Partners Small Cap Growth Fund (the Fund) into Seligman Frontier Fund, a fund whose investment objective is growth of capital. Income may be considered but is incidental to the fund's investment objective. More information about Seligman Frontier Fund and the proposed merger will be included in proxy materials.

Completion of the merger is subject to approval by shareholders of the Fund. It is currently anticipated that, pending final approval from the Fund's Directors, proxy materials regarding the merger will be distributed to shareholders during the fourth quarter 2009 or the first quarter of 2010, and that a meeting of shareholders to consider the merger will be scheduled for the first quarter of 2010.

The following changes are effective on or about August 10, 2009.

The Principal Investment Strategies section is revised as follows:

The Fund's assets primarily are invested in equity securities. Under normal market conditions, at least 80% of the Fund's net assets are invested in securities of companies with market capitalizations, at the time of investment, of up to $2 billion, or that fall within the range of the Russell 2000(R) Growth Index. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's objective, the investment manager (RiverSource Investments, LLC) uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular market sector. The investment manager may select investments for either their short-, medium or long-term prospects. In selecting investments for the Fund, the investment manager maintains a disciplined investment process that focuses on downside risks as well as upside potential and seeks to identify companies that it believes display attractive growth, profitability or valuation characteristics, including one or more of the following:

     - Positive earnings and/or earnings growth rate

     - Positive revenue growth

     - Positive operating cash flows

     - Quality management

     - Unique competitive advantages

In deciding whether to sell a security, the investment manager considers whether:

     - its target price is reached,

     - its valuation becomes excessive,

     - its earnings or revenue growth are disappointing,

     - its underlying fundamentals have deteriorated, or

     - more attractive investment opportunities are believed to be available.

The Principal Risks section has been revised to add Foreign Risks:

RISKS OF FOREIGN INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be

----------
S-6301-5 A (6/09)
* Valid until May 28, 2010
more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Effective August 10, 2009, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2010, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses excluding fees and expenses of acquired funds, before giving effect to any performance incentive adjustment, will not exceed 1.51% for Class A, 2.29% for Class B, 2.28% for Class C, 1.06% for Class I, 1.86% for Class R2, 1.61% for Class R3, 1.36% for Class R4 and 1.11% for Class R5.

The following Examples table under the Fees and Expenses section is supplemented as follows:

EXAMPLES
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A(a)                                                      $722      $1,126     $1,555     $2,747
Class B                                                         $734(b)   $1,116(b)  $1,625(b)  $2,887(c)
Class C                                                         $333(b)   $  815     $1,424     $3,069
Class I                                                         $110      $  399     $  710     $1,595
Class R2                                                        $191      $  645     $1,126     $2,457
Class R3                                                        $166      $  573     $1,007     $2,215
Class R4                                                        $140      $  492     $  868     $1,927
Class R5                                                        $115      $  417     $  741     $1,662


(a) Includes a 5.75% sales charge.
(b) Includes the applicable CDSC.
(c) Based on conversion of Class B shares to Class A shares one month after the completion of the eighth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A(a)                                                      $722      $1,126     $1,555     $2,747
Class B                                                         $234      $  816     $1,425     $2,887(b)
Class C                                                         $233      $  815     $1,424     $3,069
Class I                                                         $110      $  399     $  710     $1,595
Class R2                                                        $191      $  645     $1,126     $2,457
Class R3                                                        $166      $  573     $1,007     $2,215
Class R4                                                        $140      $  492     $  868     $1,927
Class R5                                                        $115      $  417     $  741     $1,662


(a) Includes a 5.75% sales charge.
(b) Based on conversion of Class B shares to Class A shares one month after the completion of the eighth year of ownership.

The information following the third paragraph in the Investment Manager section has been revised as follows:

Portfolio Manager(s). The portfolio managers responsible for the Fund's day-to-day management are:

Michael J. Alpert, Portfolio Manager

     - Managed the Fund since August 2009.

     - Prior to RiverSource Investments acquisition of J. & W. Seligman & Co. Incorporated (Seligman) in Nov. 2008, Mr. Alpert was a member of the Small Company Growth Team since he joined Seligman in 1999.

     - BA in economics, University of Connecticut and MBA in finance, The Wharton School at the University of Pennsylvania

Stephan B. Yost

     - Managed the Fund since August 2009.

     - Prior to RiverSource Investments acquisition of Seligman in Nov. 2008, Mr. Yost was a member of the Small Company Growth Team since he joined Seligman in 2001. Mr. Yost provides assistance to Mr. Alpert in managing the Fund through his research and contributions to the investment decisions with respect to companies operating primarily in the healthcare sector, among other sectors.

     - BS in economics, The Wharton School at the University of Pennsylvania.

The rest of the section remains unchanged.

S-6301-5 A (6/09)